WILSHIRE MUTUAL FUNDS SUMMARY PROSPECTUS MAY 1, 2014
Large Company Growth Portfolio Investment Class Shares (DTLGX) Institutional Class Shares (WLCGX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2014, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://advisor.wilshire.com/OurProducts/MutualFunds/WilshireLargeCompanyGrowthPortfolio.aspx, email a request to wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Large Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap growth sub-category.

Fees and Expenses of the Large Company Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.36%	0.31%
Total Annual Portfolio Operating Expenses	1.36%	1.06%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$138	$431	$745	$1,635
Institutional Class	$108	$337	$585	$1,294

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies

•	The Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Portfolio invests substantially all of its assets in common stock of companies with larger market capitalizations—generally greater than $10 billion at the time of purchase.

•	The Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Cornerstone Capital Management LLC (“Cornerstone”). Cornerstone’s investment philosophy is premised on successfully identifying a “perception gap”, which it believes exists when consensus expectations fail to recognize the true earnings power of a given company. Cornerstone focuses broadly on companies with over $1 billion in market capitalization, strong management with a proven track record, and a sustainable competitive advantage. Fundamentally, Cornerstone seeks to invest in companies with strong organic revenue and operating earnings growth, those where net income is confirmed by free cash flows, and strong, flexible balance sheets. A further distinguishing feature of Cornerstone’s process is a short-term contrarian approach employed within the context of long-term fundamentals, where it will actively buy and sell around the short-term price movement of a company as long as the price change is greater than the change in the long-term fundamentals. Cornerstone tends to trim or sell when the “perception gap” has closed as the opportunity has become appreciated. The strategy will typically hold 35 to 55 securities.

WIL-SM-001-0500

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Large Company Growth Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 1000 Growth Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates. Alpha is a measure of performance on a risk-adjusted basis.

Victory Capital Management Inc (“Victory”). Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth. Victory sells a stock when the fundamental characteristics deteriorate, relative valuation has become less favorable or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Certain Wilshire funds are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

The Large Company Growth Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 15.69% (quarter ended 3/31/12) and the lowest return for a quarter was (23.30)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	30.22%	18.36%	6.67%
Return After Taxes on Distributions	27.09%	17.66%	5.98%
Return After Taxes on Distributions and Sale of Shares	18.35%	14.83%	5.33%
Institutional Class
Return Before Taxes	30.60%	18.75%	7.04%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	33.48%	20.39%	7.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Cornerstone

Thomas G. Kamp, CFA, President, Chief Investment Officer and Portfolio Manager of Cornerstone and Portfolio Manager of the Portfolio. Mr. Kamp has served as Portfolio Manager since June 2010.

Los Angeles Capital
Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since March 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

Victory

Erick F. Maronak, Chief Investment Officer of Victory and Senior Portfolio Manager of the Portfolio. Mr. Maronak has served as Portfolio Manager since December 2007.

Scott R. Kefer, CFA, Senior Portfolio Manager of the Portfolio. Mr. Kefer has served as Portfolio Manager since December 2007.

Jason E. Dahl, CFA, Senior Portfolio Manager of the Portfolio. Mr. Dahl has served as Portfolio Manager since December 2007.

Michael B. Koskuba, Senior Portfolio Manager of the Portfolio. Mr. Koskuba has served as Portfolio Manager since December 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796
http://advisor.wilshire.com

4